SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________________

FORM 8-K



CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of Earliest Event Reported):

December 20, 1994


CBI Industries, Inc.


(Exact name of registrant as specified in its charter)

Delaware             7833                 36-3009343
(State of            (Commission          (IRS Employer
 Incorporation)      File No.)            Identification Number)

                  800 Jorie Boulevard
                  Oak Brook, Illinois 60522-7001

(Address, including zip code, of principal executive offices)


Registrant's telephone number including area code:  708-572-7000

Item 5.   Other Events.

          On December 20, 1994, the Board of Directors of CBI Industries, Inc. (the "Company") approved amendments to its Shareholder Rights Plan. The amendments to the Plan are described in Item 1 (Description of Registrant's Securities to be Registered) of an Amendment No. 2 on Form 8A/A dated December 21, 1994 to a Registration Statement on Form 8-A dated March 7, 1986 (Commission File No. 1-7833) and such description is hereby incorporated herein by reference. Such description does not purport to be complete and is qualified in its entirety by reference to the Amendment dated December 20, 1994 to an Amendment and Restatement of Rights Agreement dated as of August 8, 1989, between the Company and First Chicago Trust Company of New York, as Rights Agent, which is attached as Exhibit 1 hereto and is hereby incorporated herein by reference.

          Also on December 20, 1994, the Company issued a press release, which is attached hereto as Exhibit 2 and is hereby incorporated herein by reference.

Item 7. Financial Statements Pro Forma Financial Information and Exhibits.

     1.   Amendment to Rights Agreement dated as of December
          20, 1994 to an Amendment and Restatement of a Rights
          Agreement dated August 8, 1989 between the Company and First Chicago Trust Company of New York.

     2.   Press Release dated December 20, 1994.

SIGNATURES

          Pursuant to the requirements of the Securities Ex-change Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CBI INDUSTRIES, INC.



                              By:/s/ John E. Jones
                                 President, Chief Executive
                                 Officer and Chairman of the
                                 Board


Dated:  December 21, 1994